SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                December 16, 1998


                            Darden Restaurants, Inc.
             (Exact name of registrant as specified in its charter)


          Florida                       1-13666                  59-3305930
(State or other jurisdiction    (Commission file number)        (IRS employer
      of incorporation)                                      identification No.)



                 5900 Lake Ellenor Drive, Orlando, Florida 32809
                    (Address of principal executive offices)



               Registrant's telephone number, including area code:
                                 (407) 245-4000



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.           Other Events.

                  On December 16, 1998, the Registrant issued a news release reporting certain financial results for the second quarter of fiscal 1999.

Item 7.           Financial Statements and Exhibits.

                  (c)      Exhibits.

                           Exhibit Number            Description

                                99         Press Release dated December 16,
                                           1998, entitled "Darden Reports 120%
                                           Increase In Second Quarter Earnings
                                           Per Share"

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  December 17, 1998                    DARDEN RESTAURANTS, INC.


                                             By:  /s/ C.L. Whitehill
                                                  -----------------------------
                                                  C.L. Whitehill
                                                  Senior Vice President,
                                                  General Counsel and Secretary

                                INDEX TO EXHIBITS


Exhibit Number                                                            Page
--------------                                                            ----

     99            Press Release dated December 16, 1998, entitled
                   "Darden Reports 120% Increase In Second Quarter
                   Earnings Per Share"                                     5